Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2451

Preferred Opportunity Portfolio 2025-4

Supplement to the Prospectus

As a result of a previously announced merger, your Portfolio received one preferred share of Pinnacle Financial Partners Inc, Series B 8.397% in place of each Synovus Financial Corp, Series E 8.397% preferred share held as of the close of business on January 2, 2026, the record date. Your Portfolio will continue to hold and purchase preferred shares of Pinnacle Financial Partners Inc, Series B 8.397%.

Supplement Dated: January 2, 2026